UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2009

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-33057

CATALYST PHARMACEUTICAL PARTNERS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	76-0837053
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

355 Alhambra Circle, Suite 1370

Coral Gables, Florida 33134

(Address Of Principal Executive Offices)

(305) 529-2522

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 1, 2009, Catalyst Pharmaceutical Partners, Inc. (the “Company”) was notified by the Nasdaq Stock Market that its application to transfer the listing of the Company’s common stock from the Nasdaq Global Market to the Nasdaq Capital Market was approved. The Company’s common stock will continue to trade under the ticker symbol “CPRX” and began trading on the Nasdaq Capital Market on September 3, 2009.

On September 2, 2009, the Company issued a press release announcing the transfer. A copy of the Company’s press release is Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release issued by the Company on September 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceutical Partners, Inc.

By:	/s/ Jack Weinstein
Jack Weinstein
Vice President, Treasurer and CFO

Dated: September 3, 2009

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by the Company on September 2, 2009.